                                                                  Exhibit (d)(3)

                       AMENDMENT TO SUBADVISORY AGREEMENT

                   Prudential Structured Maturity Fund, Inc.

     AMENDMENT made as of this 18 th day of November, 1999, between Prudential Investments Fund Management LLC ("PIFM"), and The Prudential Investment Corporation ("PIC").

     WHEREAS, PIFM, either itself or as successor to Prudential Investments Fund Management, Inc., and PIC have entered into a Subadvisory Agreement (the "Agreement") dated July 25th, 1989, with respect to the management of Prudential Structured Maturity Fund, Inc. (the "Fund"); and

     WHEREAS, the Agreement provides that PIC shall provide investment advisory services to the Fund, subject to oversight by PIFM; and

     WHEREAS, PIFM and PIC desire to amend the Agreement with respect to the compensation to be paid by PIFM to PIC for services provided by PIC pursuant to the Agreement.

     NOW, THEREFORE, for and in consideration of the continuation of the Agreement for its current term, and other good and valuable consideration, PIFM and PIC hereby amend the Agreement to provide for the compensation to be paid by PIFM to PIC as described on the attached schedule, effective as of January 1, 2000, for the same term, including renewals, as the Agreement and upon the same terms and conditions as described in the Agreement.

     IN WITNESS WHEREOF, PIMS and PIC have signed this Amendment as of the day and year first above written.


PRUDENTIAL INVESTMENTS             THE PRUDENTIAL INVESTMENT
FUND MANAGEMENT LLC                CORPORATION


By:   /s/Robert F. Gunia           By: /s/John R. Strangfeld, Jr.
      ------------------               --------------------------

Name: Robert F. Gunia              Name: John R. Strangfeld, Jr.
      ---------------                    -----------------------

Title: Executive Vice President    Title: Chairman of the Board,
       ------------------------           ----------------------
       and Chief Administrative           President, Chief Executive
       Officer                            Officer and Director


                                                                                   Contractual                 Compensation
                       Fund Name                                                     Mgmt Fee                    to PGAM
                       ---------                                                     --------                    -------

Domestic Equity
------------------------------------------------------------------------------------------------------------------------------------
Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Fund*                                                             0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Balanced Fund                                                                 0.65%                     0.325%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Developing Markets Fund -Developing Markets Equity Fund                       1.25%                     0.625%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Developing Markets Fund -Latin America Equity Fund                            1.25%                     0.625%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Diversified Conservative Growth Fund*                                         0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Diversified Moderate Growth Fund*                                             0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Diversified High Growth Fund*                                                 0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc.                                              0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Emerging Growth Fund, Inc.                                                    0.60%                     0.300%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Equity Fund, Inc.                                                        .50% to $500 mil               0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .475% next $500 mil              0.226%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .45% over 1 bil                0.203%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Equity Income Fund                                                       .60% to $500 mil               0.300%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .50% next $500 mil              0.238%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .475% next $500 mil              0.214%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .45% over 1.5 bil               0.191%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Bond Market Index Fund                                                        0.25%                     0.125%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Europe Index Fund                                                             0.40%                     0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Pacific Index Fund                                                            0.40%                     0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Small Cap Index Fund                                                          0.30%                     0.195%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Stock Index Fund                                                              0.30%                     0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Active Balanced Fund                                                          0.65%                     0.325%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mid-Cap Value Fund                                                            0.70%                     0.350%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Natural Resources Fund                                                        0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Real Estate Securities Fund                                                   0.75%                .45% to $250 mil
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             .40% next $250 mil
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             .35% next $250 mil
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             .30% over $750 mil
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Financial Services Fund                                                       0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Health Sciences Fund*                                                         0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Technology Fund                                                               0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Utility Fund                                                             .60% to $250 mil               0.300%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .50% next $500 mil              0.238%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .45% next $750 mil              0.203%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .40% next $500 mil              0.170%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .35% next $2 bil               0.140%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .325% next $2 bil               0.122%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .30% over $6 bil               0.105%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Small-Cap Quantum Fund, Inc.                                                  0.60%                     0.390%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Small Company Value Fund, Inc.                                                0.70%                     0.455%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Tax-Managed Equity Fund                                                       0.65%                     0.325%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential World Fund, Inc., Global Series                                               0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Europe Growth Fund                                                            0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Global Genesis Fund                                                           1.00%                     0.500%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Pacific Growth Fund                                                           0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Taxable Fixed Income Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Diversified Bond Fund, Inc.                                                   0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Global Limited Maturity Fund, Inc.                                            0.55%                     0.275%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Government Income Fund, Inc.                                              .50% to $3 bil                0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .35% over $3 bil               0.166%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Government Securities Trust Short Intermediate Term Series                    0.40%                     0.200%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   Contractual                 Compensation
                       Fund Name                                                     Mgmt Fee                    to PGAM
                       ---------                                                     --------                    -------

The High Yield Income Fund, Inc.                                                         0.70%                     0.350%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential High Yield Fund, Inc.                                                    .50% to $250 mil               0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .475% next $500 mil              0.226%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .45% next $750 mil              0.203%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .425% next $500 mil              0.181%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .40% next $500 mil              0.160%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .375% next $500 mil              0.141%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .35% over $3 bil               0.123%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential High Yield Total Return Fund, Inc.                                            0.65%                     0.325%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Intermediate Global Income Fund, Inc.                                         0.75%                     0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential International Bond Fund, Inc,                                             .75% to 1 bil                 0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .70% over 1 bil                0.333%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Structured Maturity Fund, Inc.                                                0.40%                     0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Global Total Return Fund, Inc.                                           .75% to $500 mil               0.375%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .70% next $500 mil              0.333%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .65% over $1 bil               0.293%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential California Municipal Fund - California Series                                 0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential California Municipal Fund - California Income                                 0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc.                                           .50% to $250 mil               0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .475% next $250 mil              0.226%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .45% next $500 mil              0.203%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .425% next $250 mil              0.181%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .40% next $250 mil              0.160%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .375% over $1.5 bil              0.141%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Bond Fund - High Income Series                                  .50% to 1 bil                 0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .45% over 1 bil                0.214%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Bond Fund - Insured Series                                      .50% to 1 bil                 0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .45% over 1 bil                0.214%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - Florida Series                                        0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - Massachusetts Series                                  0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - New Jersey Series                                     0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - New York Series                                       0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - North Carolina Series                                 0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - Ohio Series                                           0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - Pennsylvania Series                                   0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Command Money Fund                                                                  .50% to $500 mil               0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .425% next $500 mil              0.191%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .375% next $500 mil              0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .35% over $1.5 bil              0.123%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Command Government Money Market Fund                                                 .40% to $1 bil                0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .375% over $1 bil               0.169%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Command Tax-Free Fund                                                               .50% to $500 mil               0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .425% next $500 mil              0.191%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    .375% over $1bil               0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Government Securities Trust - Money Market Series                         .40% to $1 bil                0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .375% next $500 mil              0.169%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .35% over $1.5 bil              0.140%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Government Securities Trust - U.S. Treasury Money Market Series               0.40%                     0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Institutional Liquidity Portfolio, Inc.                                       0.20%                     0.100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Tax-Free Money Market Fund, Inc.                                         .50% to $750 mil               0.250%
------------------------------------------------------------------------------------------------------------------------------------



                                                                                   Contractual                 Compensation
                       Fund Name                                                     Mgmt Fee                    to PGAM
                       ---------                                                     --------                    -------

                                                                                  .425% next $750 mil              0.191%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .375% over $1.5 bil              0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential California Municipal Fund - California Money Market Series                    0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential MoneyMart Assets, Inc. Fund                                              .50% to $50 mil                0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .30% over $50 mil               0.135%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - Connecticut Money Market Series                       0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - Massachusetts Money Market Series                     0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - New Jersey Money Market Series                        0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Municipal Series Fund - New York Money Market Series                          0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prudential Special Money Fund - Money Market Series                                      0.50%                     0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Cash Accummulated Trust Fund: Liquid Assets                                              0.07%                     0.035%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Cash Accummulated Trust Fund: National Money Market                                  .39% to $1 bil                0.195%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  .375% next $500 mil              0.169%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .35% next $500 mil              0.140%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   .325% over $2 bil               0.114%
------------------------------------------------------------------------------------------------------------------------------------